UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 16, 2007

ENCOMPASS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-82608	95-4756822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

1005 Terminal Way, Suite 110, Reno NV 89502-2179
(Address of principal executive offices) (Zip Code)

(775) 324-8531
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

As of the date of this report, the Registrant is unable to timely file its Quarterly Report on Form 10-QSB for the fiscal quarter ending December 31, 2006. The Registrant has been unable to obtain and verify, on a timely basis, all necessary financial data and accounting records because of a change in its procedures for internal controls over accounting. The Company is currently attempting to obtain such financial data and accounting records and to complete the preparation and review of its financial statements and related disclosures for the period in question. The Registrant intends to file the Form 10-QSB for the fiscal quarter ending December 31, 2006 as promptly as practicable upon completion.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encompass Holdings, Inc.

By: /s/Arthur N. Robins
Chief Executive Officer
Dated: February 16, 2007